UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported):  MAY 31, 2007
                                                      --------------------------

                               ENZO BIOCHEM, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    NEW YORK
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                 (State or Other Jurisdiction of Incorporation)

               001-09974                                  13-2866202
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       (Commission File Number)                (IRS Employer Identification No.)

          527 MADISON AVENUE
          NEW YORK, NEW YORK                                          10022
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    (Address of Principal Executive Offices)                        (Zip Code)

                                 (212) 583-0100
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         Effective May 31, 2007, Enzo Life Sciences, Inc. ("Enzo Life Sciences"), a wholly owned subsidiary of Enzo Biochem, Inc. (the "Company"), completed its acquisition of all of the issued and outstanding capital stock of Axxora Life Sciences, Inc. ("Axxora") from the holders thereof (the "Stockholders"), pursuant to a Stock Purchase Agreement dated as of May 29, 2007 (the "Agreement") by and among Enzo Life Sciences, Axxora and the Stockholders. The purchase price paid by Enzo Life Sciences to the Stockholders was $16,321,750 in cash, $14,991,750 of which was paid to the Stockholders at the closing of the acquisition, $1,280,000 was paid into an escrow account for a one-year period to satisfy all or part of any indemnification obligations of the Stockholders under the Agreement, and $50,000 was paid into a separate escrow account for a one-year period to pay certain out-of-pocket expenses of the representatives of the Stockholders in connection with the transaction. Axxora is now a wholly-owned subsidiary of Enzo Life Sciences and an indirect wholly-owned subsidiary of the Company.

         Prior to the transactions contemplated by the Agreement, the employment agreements referenced below, and the other ancillary agreements referred to in the Agreement, there were no material relationships between any of Axxora or the Stockholders on the one hand, and the Company or any of its affiliates, any director or officer of the Company, or any associate of any such director or officer, on the other hand.

         In connection with the consummation of the transactions contemplated by the Agreement, Axxora, LLC, a wholly-owned subsidiary of Axxora and an indirect wholly-owned subsidiary of Enzo Life Sciences, entered into employment agreements, effective June 1, 2007, with Tamara Sales and Brian Conkle. Under the terms of these employment agreements, Ms. Sales will serve as Vice President--Finance and Administration of Axxora, LLC's life sciences business unit, and Mr. Conkle will serve as Vice President of Sales of Axxora, LLC's life sciences business unit. Alexis Corporation, a wholly-owned subsidiary of Axxora and an indirect wholly-owned subsidiary of Enzo Life Sciences, entered into employment agreements, effective June 1, 2007, with Georges Chappuis, Ph.D. and Silvia Dettwiler. Under the terms of these employment agreements, Dr. Chappuis will serve as President of Alexis Corporation, and Ms. Dettwiler will serve as Alexis Corporation's Vice President Operations Europe.

ITEM 2.01.     COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

         Effective May 31, 2007, Enzo Life Sciences completed its acquisition of all of the issued and outstanding capital stock of Axxora pursuant to the Agreement referenced above in Item 1.01. The purchase price paid by Enzo Life Sciences to the Stockholders was $16,321,750 in cash. Axxora is now a wholly owned subsidiary of Enzo Life Sciences and an indirect wholly-owned subsidiary of the Company.

         The disclosures contained in Item 1.01 of this Current Report on Form 8-K are incorporated by reference in their entirety into this Item 2.01. The press release issued by the Company announcing the foregoing is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

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ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. Not applicable.

(b) PRO FORMA FINANCIAL INFORMATION. Not applicable.

(c) SHELL COMPANY TRANSACTIONS. Not applicable.

(d) EXHIBITS.

EXHIBIT NO.                        DESCRIPTION
----------                         ------------
99.1                               Press Release of Enzo Biochem, Inc. dated
                                   June 5, 2007.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ENZO BIOCHEM, INC.


Date:  June 5, 2007                  By:    /s/ Elazar Rabbani
                                           -------------------------------
                                           Dr. Elazar Rabbani
                                           Chairman of the Board and Chief
                                           Executive Officer


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                                  EXHIBIT INDEX


EXHIBIT NO.                      DESCRIPTION
----------                       ------------
99.1                             Press Release of Enzo Biochem, Inc.
                                 dated June 5, 2007.